SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 16, 2004

Date of Report

(Date of earliest event reported)

L Q CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25977	77-0421089
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Seventh Ave., 17th Floor, New York, NY 10019

(Address of principal executive offices, including zip code)

(212) 974-5730

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

On June 7, 2004, we filed amendments to our certificate of incorporation to effect a 1-for-250 reverse stock split, to be followed immediately by a 35-for-1 forward stock split (collectively, the “Reverse/Forward Stock Split”), as well as a reduction in the number of common shares authorized for issuance from 50,000,000 shares to 30,000,000 shares approved at the September 29, 2003 meeting of our stockholders. The Reverse/Forward Stock Split will take place at the close of business on or about Monday, July 19, 2004 with an effective date of June 8, 2004.

For additional information, reference is made to the press release issued by the Company on July 16, 2004 and attached hereto as Exhibit 99.1. See “Index to Exhibits.”

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant

3.2	Second Amended and Restated Certificate of Incorporation of the Registrant

99.1	Press Release dated July 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2004

L Q CORPORATION, INC.

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant

3.2	Second Amended and Restated Certificate of Incorporation of the Registrant

99.1	Press Release dated July 16, 2004